      As filed with the Securities and Exchange Commission on November 4, 1997
                                                    Registration No. 333-26277
______________________________________________________________________________

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                   ---------------

                           POST-EFFECTIVE AMENDMENT NO. 1
                                          TO
                                       FORM S-8
               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                   ---------------

                              MORTON INTERNATIONAL, INC.
                (Exact name of registrant as specified in its charter)

           INDIANA                                          36-4140798
   (State or other jurisdiction                           (I.R.S. Employer
        of incorporation or                             Identification Number)
          organization)

                              100 NORTH RIVERSIDE PLAZA
                             CHICAGO, ILLINOIS 60606-1596
                  (Address of Principal Executive offices)(Zip Code)

                                   ---------------

                    MORTON INTERNATIONAL, INC. 1989 INCENTIVE PLAN
                               (Full title of the plan)

                                   ---------------

                               P. MICHAEL PHELPS, ESQ.
                              VICE PRESIDENT & SECRETARY
                              MORTON INTERNATIONAL, INC.
                              100 NORTH RIVERSIDE PLAZA
                             CHICAGO, ILLINOIS 60606-1596
                              TELEPHONE: (312) 807-2422
       (Name, address, including zip code, and telephone number, including area code, of agent for service)

                           CALCULATION OF REGISTRATION FEE

         Pursuant to Rule 429(b), the 9,246,770 shares covered by this Registration Statement, but not previously issued, are withdrawn from registration hereunder. Such shares are being registered on Form S-8 with respect to the Registrant's 1997 Incentive Plan and the fee paid hereunder with respect to such shares will be credited in such new Form S-8.

                                    SIGNATURES

THE REGISTRANT

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on the 4th day of November, 1997.

                                             MORTON INTERNATIONAL, INC.


                                             By:  /s/  P. M. Phelps
                                                  ----------------------------
                                                  P. M. Phelps,
                                                  Vice President
                                                  and Secretary

    Pursuant to the requirements of the Securities Act of 1933, this amendment on Form S-8 has been signed by the following persons as of November 4, 1997 in the capacities indicated.

              Signature                           Title

             /s/ S.J. Stewart           Chairman of the Board and
           ---------------------        Chief Executive Officer and Director
               S.J. Stewart


             /s/ T. F. McDevitt         Vice President Finance and
           ---------------------        Chief Financial Officer
               T.F. McDevitt            (Principal Financial Officer)


             /s/ L.N. Liszt             Controller (Principal
           ---------------------        Accounting Officer)
                L.N. Liszt


             */s/ R.M. Barford          Director
           ---------------------
               R. M. Barford


             */s/ J.R. Cantalupo        Director
           ---------------------
               J.R. Cantalupo


              * /s/ W.T. Creson         Director
           ---------------------
                W. T. Creson


             * /s/ W.J. Farrell         Director
           ---------------------
               W.J. Farrell


             * /s/ D.C. Fill            Director
           --------------------
                D. C. Fill

             */s/ W.E. Johnston         Director
           --------------------
               W.E. Johnston


             * /s/ R.L. Keyser          Director
           ---------------------
                R.L. Keyser

             * /s/ E.J. Mooney          Director
           ---------------------
                E.J. Mooney

             * /s/ G.A. Schaefer        Director
           ---------------------
                G.A. Schaefer


             * /s/ R.W. Stone           Director
           ---------------------
                 R.W. Stone




____________________________

* By power of attorney:


/s/ P. M. Phelps
----------------------------
P. M. Phelps